UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 2, 2012

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EM Holdings LLC
(Exact name of Registrant as specified in its charter)

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Delaware		80-0800485
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

18444 Highland Road
Baton Rouge, LA 70809
(225) 756-9868
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 – Entry into a Material Definitive Agreement.

This Form 8-K is being filed by EM Holdings LLC, a Delaware limited liability company (the“ Company”), as the initial report of the Company to the Securities and Exchange Commission and as notice that the Company is the “successor issuer” to Edgen Murray II, L.P., a Delaware limited partnership (“EM II LP”), pursuant to Rule 15d-5 promulgated under the Securities and Exchange Act of 1934, as amended.

On May 2, 2012, in connection with the completion of the initial public offering of Edgen Group Inc., the Company’s parent company, the Company, EM II LP, Edgen Murray Corporation and The Bank of New York Mellon Trust Company, National Association (the “Trustee”) executed a supplemental indenture (the “Supplemental Indenture”) pursuant to which (i) EM II LP was released as the parent guarantor of Edgen Murray Corporation’s 12.25% Senior Secured Notes due 2015 (the “Notes”) and (ii) the Company assumed all of EM II LP’s obligations as the parent guarantor of the Notes.  The Notes were issued pursuant to an Indenture, dated as of December 23, 2009, by and among Edgen Murray Corporation, EM II LP and the Trustee (the “Indenture”).

There is no material relationship between the Company or any of its affiliates and any of the parties to the Supplemental Indenture, other than in respect of the Supplemental Indenture, the Indenture and the Notes.  Certain of such parties or their affiliates have in the past performed, and may in the future from time to time perform, financial advisory, lending or commercial banking or trustee services for the Company and its affiliates, for which they have received, and may in the future receive, customary compensation and reimbursement of expenses.

The foregoing summary of the Supplemental indenture is not complete and is qualified in its entirety by the full text of the Supplemental Indenture, a copy of which is attached to this Report as Exhibit 4.1.

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
4.1
Supplemental Indenture, dated as of May 2, 2012, by and among EM Holdings LLC, Edgen Murray II, L.P., Edgen Murray Corporation and The Bank of New York Mellon Trust Company, National Association, as trustee.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 2, 2012	EM HOLDINGS LLC

	By:	/s/ David L. Laxton, III
Name: David L. Laxton, III
Title: Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description
4.1
Supplemental Indenture, dated as of May 2, 2012, by and among EM Holdings LLC, Edgen Murray II, L.P., Edgen Murray Corporation and The Bank of New York Mellon Trust Company, National Association, as trustee.

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